(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report

June 30, 2001


Merrill Lynch
Dragon Fund, Inc.


www.mlim.ml.com


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH DRAGON FUND, INC.

Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 2001


India                   6.4%
Indonesia               0.6
Singapore               9.1%
Malaysia                2.7%
Thailand                2.3%
China                  11.9%
Hong Kong              26.9%
Taiwan                 15.7%
South Korea            19.4%
Philippines             0.5%


*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., June 30, 2001


DEAR SHAREHOLDER

Performance Review
During the six-month period ended June 30, 2001, Merrill Lynch Dragon Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -9.45%, -10.01%, -9.91% and -9.51%, respectively. (Fund performance does not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund's performance lagged the unmanaged Morgan Stanley Capital International All Country Asia Free (Ex-Japan) Index, which declined 7.07% for the same period. Sources of the Fund's weak performance relative to the Index were mainly our positions in South Korean telecommunications, Indian software and Hong Kong property companies. Somewhat offsetting the negative result was the strong relative performance of our holdings in Malaysia and Thailand.

Investment Overview
The region has been an exceptionally poor performer during much of the past decade in comparison to the returns of global equity markets. Historically, the Asia ex-Japan region has performed comparatively well in periods of declining global interest rates because of the large proportion of interest rate cyclical stocks in the region. However, more recently, economic performance throughout most of the region has remained stagnant despite the significant reduction in interest rates since January. The region's increased reliance on export growth, especially technology exports, has rendered the regional economy much more sensitive to economic demand from the Organization for Economic Cooperation and Development countries.

The one bright spot has been China's economy, which has continued to post strong +7% or better growth annually, avoiding much of the volatility found elsewhere in the region. China has been able to move asynchronously because of: the sheer size of its domestic economy; economic policies used to spur its growth; the lesser importance of exports in driving growth; and, very strong foreign direct investment inflows. Until recently, equity investors had few choices to participate in this growth, as listed quality equity investments were few. Currently, a wide range of securities that trade in established stock exchanges are available.

Among our largest holdings in the Fund are China Mobile (Hong Kong) Limited and China Unicom Limited, the duopoly that provides wireless services in China. The telecommunications market in China is the only one in the world experiencing strong growth momentum in subscribers and earnings. In terms of number of subscribers added, both companies have even seen growth accelerating in the first half of 2001. Also unique is that these two companies are benefiting from the over-investment problems of the global telecommunications industry. As the leading equipment buyers in a world of desperate equipment suppliers, both companies have been obtaining extremely favorable terms for their purchases during the past year. This enables them to lower prices without sacrificing margins. Furthermore, as usage fees and cellular handset prices come down, affordability of each company's services in China will improve.

The wireless telecommunications sector remains the Fund's main industry overweighting. Many of these companies have been sold down in unison with global telecommunications stocks despite their continued strong operating performances and the very low levels of penetration. We believe our holdings will continue to exhibit above-market growth rates for the next few years and that current equity valuations fail to reflect this.

We have reduced the Fund's technology exposure to a neutral weighting as companies continue to trim their own internal forecasts and show few signs of a near-term rebound. The Fund remains underweighted in banks and other financial service companies, as their valuations are not sufficiently low in the context of an increasingly competitive environment and still-absent loan growth.

Hong Kong remains the Fund's largest country exposure although we have reduced our holdings, particularly in the large-capitalization stocks such as Cheung Kong (Holdings) Ltd. and HSBC Holdings PLC. Despite a 275 basis point (2.75%) reduction in interest rates so far this year, Hong Kong equities have performed poorly. We are maintaining that market's prominence in our Fund because, in our view, Hong Kong is uniquely positioned to benefit from the strong Chinese economy. Also, as China's membership in the World Trade Organization approaches, we anticipate increased capital investment in China to occur with Hong Kong companies as the main conduits for business.

Looking ahead, we expect greater investment returns will come from smaller, domestically oriented companies that have a competitive advantage in their home markets and whose stocks trade at a discount to their larger counterparts. Therefore, additions to the portfolio during the past six months were mainly smaller-capitalized stocks to balance the larger, globally sensitive growth stocks that have traditionally dominated the Fund. As a result, the number of portfolio positions has grown from 46 to 89 during the past six months. These changes have increased diversification and reduced the average market capitalization of the Fund's holdings.


In Conclusion
As we look forward to the remainder of 2001, we believe the Fund is positioned to benefit from two macroeconomic factors: declining global interest rates and the rapid growth of mainland China's economy. We will continue to focus on companies whose growth will be driven by their domestic economies and whose stock valuations are well supported. We thank you for your interest in Merrill Lynch Dragon Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Louis J. Mendes III)
Louis J. Mendes III
Senior Vice President and
Co-Portfolio Manager


(Grace Pineda)
Grace Pineda
Senior Vice President and
Co-Portfolio Manager


August 14, 2001



Merrill Lynch Dragon Fund, Inc., June 30, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).
None of the past results shown should be considered a rep-resentation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                 6 Month           12 Month          Since Inception
As of June 30, 2001                            Total Return      Total Return          Total Return
ML Dragon Fund, Inc. Class A Shares                -9.45%            -33.42%               -44.27%
ML Dragon Fund, Inc. Class B Shares               -10.01             -34.14                 -9.32
ML Dragon Fund, Inc. Class C Shares                -9.91             -34.09                -47.96
ML Dragon Fund, Inc. Class D Shares                -9.51             -33.57                 -2.48

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception periods are from 10/21/94 for Class A & Class C
Shares and from 5/29/92 for Class B & Class D Shares.


Average Annual
Total Return

                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class A Shares*
One Year Ended 6/30/01                    -33.42%         -36.92%
Five Years Ended 6/30/01                  -11.48          -12.43
Inception (10/21/94) through 6/30/01       -8.37           -9.10
*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**
Class B Shares*
One Year Ended 6/30/01                    -34.14%         -36.77%
Five Years Ended 6/30/01                  -12.41          -12.69
Inception (5/29/92) through 6/30/01        -1.07           -1.07

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return          % Return
                                       Without CDSC      With CDSC**
Class C Shares*
One Year Ended 6/30/01                    -34.09%         -34.75%
Five Years Ended 6/30/01                  -12.40          -12.40
Inception (10/21/94) through 6/30/01       -9.30           -9.30

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*
One Year Ended 6/30/01                    -33.57%         -37.06%
Five Years Ended 6/30/01                  -11.69          -12.64
Inception (5/29/92) through 6/30/01        -0.28           -0.87

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.



Merrill Lynch Dragon Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS                                                                                  (in US dollars)
                                         Shares                                                              Percent of
COUNTRIES      Industries                  Held         Long-Term Investments                   Value        Net Assets
China          Computers & Peripherals   1,834,300  Legend Holdings Limited                $    1,022,988        0.6%

               Electric Utilities          560,000  Beijing Datang Power Generation
                                                    Company Limited 'H'                           190,259        0.1
                                            12,500  Huaneng Power International,
                                                    Inc. (ADR)(a)                                 301,500        0.2
                                                                                           --------------      -----
                                                                                                  491,759        0.3

               Electronic Equipment      2,219,830  ++Digital China Holdings Limited            1,159,734        0.7
               & Instruments

               Metals & Mining             838,000  Yanzhou Coal Mining Co. Ltd. 'H'              386,774        0.2

               Oil & Gas                   127,900  ++CNOOC Limited (ADR)(a)                    2,423,705        1.5
                                            45,650  PetroChina Company Limited
                                                    (ADR)(a)                                      948,160        0.6
                                                                                           --------------      -----
                                                                                                3,371,865        2.1

               Wireless                  1,296,027  ++China Mobile (Hong Kong)
               Telecommunication                    Limited                                     6,829,153        4.1
               Services                    151,200  ++China Mobile (Hong Kong)
                                                    Limited (ADR)(a)                            4,050,648        2.4
                                           136,100  ++China Unicom Limited
                                                    (ADR)(a)                                    2,408,970        1.5
                                                                                           --------------      -----
                                                                                               13,288,771        8.0

                                                    Total Long-Term Investments
                                                    in China                                   19,721,891       11.9


Hong Kong      Banks                       170,800  Dah Sing Financial Group                      882,478        0.5

                                           299,200  HSBC Holdings PLC                           3,529,071        2.1
                                           204,000  Wing Hang Bank Limited                        778,087        0.5
                                                                                           --------------      -----
                                                                                                5,189,636        3.1

               Distributors                866,000  Li & Fung Limited                           1,421,146        0.8

               Diversified Financials      474,000  Hong Kong Exchanges &
                                                    Clearing Ltd.                                 844,703        0.5
                                           405,000  Swire Pacific Limited 'A'                   2,097,719        1.2
                                                                                           --------------      -----
                                                                                                2,942,422        1.7

               Electric Utilities          557,500  CLP Holdings Limited                        2,344,389        1.4

               Electrical Equipment      1,184,000  Johnson Electric Holdings
                                                    Limited                                     1,616,636        1.0

               Gas Utilities             2,236,800  Hong Kong and China Gas
                                                    Company Ltd.                                2,824,713        1.7

               IT Consulting &           1,442,000  ++Travelsky Technology
               Services                             Limited 'H'                                 1,460,506        0.9

               Industrial                  806,110  Hutchison Whampoa Limited                   8,138,715        4.9
               Conglomerates

               Media                       392,000  Television Broadcasts Ltd.                  1,648,431        1.0

               Real Estate               1,663,500  Amoy Properties Limited                     1,962,102        1.2
                                           435,000  Cheung Kong (Holdings) Ltd.                 4,740,445        2.8
                                           287,600  Henderson Land Development
                                                    Company Limited                             1,272,093        0.8
                                           472,300  Sun Hung Kai Properties Ltd.                4,253,782        2.6
                                           887,300  Wharf (Holdings) Ltd.                       1,848,565        1.1
                                                                                           --------------      -----
                                                                                               14,076,987        8.5

               Specialty Retail          1,870,656  Giordano International
                                                    Limited                                       983,306        0.6

               Transportation--          1,240,986  MTR Corporation Limited                     2,124,023        1.3
               Road & Rail
                                                    Total Long-Term Investments
                                                    in Hong Kong                               44,770,910       26.9


India          Chemicals                   283,600  Reliance Industries Ltd.                    2,227,683        1.3

               Diversified Financials      121,450  Housing Development Finance
                                                    Corporation Ltd. (HDFC)                     1,780,182        1.1

               Household Products          490,000  Hindustan Lever Ltd.                        2,139,062        1.3


               IT Consulting & Services     10,300  Infosys Technologies Limited                  823,595        0.5
                                            96,500  NIIT Limited                                  782,421        0.5
                                                                                           --------------      -----
                                                                                                1,606,016        1.0

               Metals & Mining              71,500  Hindalco Industries Ltd.                    1,268,274        0.7

               Oil & Gas                   203,600  Bharat Petroleum Corp.                        813,275        0.5

               Tobacco                      50,400  ITC Limited                                   808,875        0.5

                                                    Total Long-Term Investments
                                                    in India                                   10,643,367        6.4


Indonesia      Multiline Retail          1,985,000  PT Ramayana Lestari Sentosa Tbk               548,968        0.3

               Tobacco                     364,000  PT Hanjaya Mandala Sampoerna Tbk              512,924        0.3

                                                    Total Long-Term Investments
                                                    in Indonesia                                1,061,892        0.6


Malaysia       Banks                     1,347,000  Public Bank Berhad 'Foreign'                  925,176        0.6

               Building & Construction      43,000  IJM Corporation Bhd                            39,605        0.0

               Diversified                 384,100  Telekom Malaysia Berhad                       889,495        0.5
               Telecommunication
               Services

               Electric Utilities          420,000  Tenaga Nasional Berhad                        967,105        0.6

               Tobacco                     184,800  British American Tobacco Berhad             1,689,947        1.0

                                                    Total Long-Term Investments
                                                    in Malaysia                                 4,511,328        2.7


Philippines    Diversified                  59,100  Philippine Long Distance Telephone
               Telecommunication                    Company (ADR)(a)                              830,355        0.5
               Services
                                                    Total Long-Term Investments in
                                                    the Philippines                               830,355        0.5


Singapore      Aerospace & Defense       1,277,000  Singapore Technologies
                                                    Engineering Ltd.                            1,808,266        1.1

               Airlines                    287,000  Singapore Airlines Limited                  1,984,742        1.2

               Banks                       162,862  DBS Group Holdings Limited                  1,197,778        0.7
                                           607,000  Oversea-Chinese Banking
                                                    Corporation Ltd.                            3,964,490        2.4
                                                                                           --------------      -----
                                                                                                5,162,268        3.1

               Electronic Equipment &       67,000  Venture Manufacturing
               Instruments                          (Singapore) Ltd.                              444,951        0.3

               Hotels, Restaurants &       273,300  United Overseas Bank Ltd.                   1,725,000        1.0
               Leisure

               Media                       162,984  Singapore Press Holdings Ltd.               1,789,067        1.1

               Real Estate                 519,000  Capitaland Limited                            712,130        0.4
                                           210,000  City Developments Limited                     812,569        0.5
                                                                                           --------------      -----
                                                                                                1,524,699        0.9

               Semiconductor                28,883  ++Chartered Semiconductor
               Equipment & Products                 Manufacturing Limited (ADR)(a)                734,784        0.4

                                                    Total Long-Term Investments in
                                                    Singapore                                  15,173,777        9.1


Merrill Lynch Dragon Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                      (in US dollars)
                                         Shares                                                              Percent of
COUNTRIES      Industries                  Held         Long-Term Investments                   Value        Net Assets
South Korea    Automobiles                  67,000  Hyundai Motor Company Ltd.             $    1,457,978        0.9%

               Banks                       280,000  Kookmin Bank                                3,757,017        2.2

               Diversified                 179,600  Korea Telecom Corporation
               Telecommunication                    (ADR)(a)                                    3,947,608        2.4
               Services

               Electric Utilities          255,750  Korea Electric Power
                                                    Corporation (ADR)(a)                        2,429,625        1.5

               Metals & Mining             260,550  Pohang Iron & Steel Company
                                                    Ltd. (ADR)(a)                               5,138,046        3.1

               Semiconductor Equipment     144,900  ++Hynix Semiconductor Inc.
               & Products                           (GDR)(d)                                    1,557,675        0.9
                                            49,740  Samsung Electronics                         7,343,391        4.4
                                                                                           --------------      -----
                                                                                                8,901,066        5.3

               Trading Companies &          54,000  ++Samsung Securities Company Ltd.           1,536,332        0.9
               Distributors

               Wireless                     14,340  SK Telecom Co., Ltd.                        2,111,580        1.3
               Telecommunication           175,400  SK Telecom Co., Ltd.
               Services                             (ADR)(a)(b)                                 2,964,260        1.8
                                                                                           --------------      -----
                                                                                                5,075,840        3.1

                                                    Total Long-Term Investments in
                                                    South Korea                                32,243,512       19.4


Taiwan         Banks                     3,870,000  ++Bank Sinopac                              1,787,191        1.1
                                         1,510,000  ++China Development Industrial
                                                    Bank Inc.                                   1,245,542        0.7
                                                                                           --------------      -----
                                                                                                3,032,733        1.8

               Chemicals                   828,000  Formosa Plastic Corporation                   945,118        0.6
                                         1,251,500  Nan Ya Plastic Corporation                  1,264,949        0.7
                                                                                           --------------      -----
                                                                                                2,210,067        1.3

               Computers &                 410,000  Asustek Computer Inc.                       1,732,646        1.0
               Peripherals                 403,750  Compal Electronics Inc.                       433,888        0.3
                                           341,000  Quanta Computer Inc.                        1,158,786        0.7
                                                                                           --------------      -----
                                                                                                3,325,320        2.0

               Electronic Equipment        657,460  Hon Hai Precision Industry                  3,456,296        2.1
               & Instruments

               Food & Drug Retailing       360,296  President Chain Store Corp.                   779,612        0.5

               Insurance                   838,000  Cathay Life Insurance Co., Ltd.             1,010,078        0.6

               Semiconductor               510,000  ++Advanced Semiconductor
               Equipment & Products                 Engineering Inc.                              314,028        0.2
                                         1,054,800  Powerchip Semiconductor Corp.                 658,676        0.4
                                           871,080  ++Pro Mos Technologies Inc.                   655,271        0.4
                                         2,310,972  ++Taiwan Semiconductor
                                                    Manufacturing Company                       4,295,736        2.6
                                         2,364,000  ++United Microelectronics
                                                    Corporation, Ltd.                           3,137,810        1.9
                                           113,000  ++Via Technologies Inc.                       781,121        0.5
                                           750,460  Winbond Electronics Corporation               629,924        0.4
                                                                                           --------------      -----
                                                                                               10,472,566        6.4

               Textiles & Apparel        1,236,488  Far Eastern Textile Ltd.                      689,531        0.4

               Wireless                    823,817  ++Taiwan Cellular Corp.                     1,074,336        0.6
               Telecommunication
               Services

                                                    Total Long-Term Investments
                                                    in Taiwan                                  26,050,539       15.7


Thailand       Diversified                 315,789  TelecomAsia Corporation
               Telecommunication                    Public Company Limited (Warrants)(c)                0        0.0
               Services

               Media                       142,200  BEC World Public Company Limited
                                                    'Foreign'                                     759,991        0.5

               Oil & Gas                   515,306  PTT Exploration and Production
                                                    Public Company Limited 'Foreign'            1,422,554        0.8

               Wireless                    155,262  Advanced Info Service Public Company
               Telecommunication                    Limited 'Foreign'                           1,652,745        1.0
               Services

                                                    Total Long-Term Investments
                                                    in Thailand                                 3,835,290        2.3


                                                    Total Long-Term Investments
                                                    (Cost--$161,400,879)                      158,842,861       95.5



                                           Face
                                          Amount        Short-Term Investments

United States  Commercial Paper*     US$ 6,770,000  General Motors Acceptance
                                                    Corp., 4.13% due 7/02/2001                  6,768,447        4.1


                                                    Total Short-Term Investments
                                                    (Cost--$6,768,447)                          6,768,447        4.1


               Total Investments (Cost--$168,169,326)                                         165,611,308       99.6
               Other Assets Less Liabilities                                                      695,279        0.4
                                                                                           --------------      -----
               Net Assets                                                                  $  166,306,587      100.0%
                                                                                           ==============      =====

(a)American Depositary Receipts (ADR).
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(d)Global Depositary Receipts (GDR).
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
++Non-income producing security.
See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2001

STATEMENT OF ASSETS AND LIABILITIES

               As of June 30, 2001
Assets:        Investments, at value (identified cost--$168,169,326)                                  $  165,611,308
               Cash                                                                                              678
               Foreign cash                                                                                1,865,004
               Receivables:
                Dividends                                                    $     262,214
                Capital shares sold                                                158,231                   420,445
                                                                             -------------
               Prepaid registration fees and other assets                                                     98,917
                                                                                                      --------------
               Total assets                                                                              167,996,352
                                                                                                      --------------


Liabilities:   Payables:
                Capital shares redeemed                                            980,284
                Investment adviser                                                 129,538
                Distributor                                                         76,627                 1,186,449
                                                                             -------------
               Accrued expenses and other liabilities                                                        503,316
                                                                                                      --------------
               Total liabilities                                                                           1,689,765
                                                                                                      --------------


Net Assets:    Net assets                                                                             $  166,306,587
                                                                                                      ==============


Net Assets     Class A Shares of Common Stock, $.10 par value,
Consist of:    100,000,000 shares authorized                                                           $     407,234
               Class B Shares of Common Stock, $.10 par value,
               200,000,000 shares authorized                                                                 996,600
               Class C Shares of Common Stock, $.10 par value,
               100,000,000 shares authorized                                                                 130,409
               Class D Shares of Common Stock, $.10 par value,
               100,000,000 shares authorized                                                                 754,256
               Paid-in capital in excess of par                                                          317,206,710
               Accumulated investment loss--net                                                            (172,680)
               Accumulated distributions in excess of investment
               income--net                                                                                 (119,387)
               Accumulated realized capital losses on investments and
               foreign currency transactions--net                                                      (150,216,855)
               Unrealized depreciation on investments and foreign
               currency transactions--net                                                                (2,679,700)
                                                                                                      --------------
               Net assets                                                                             $  166,306,587
                                                                                                      ==============


Net Asset      Class A--Based on net assets of $30,422,818
Value:         and 4,072,338 shares outstanding                                                        $        7.47
                                                                                                       =============
               Class B--Based on net assets of $70,801,406
               and 9,966,002 shares outstanding                                                        $        7.10
                                                                                                       =============
               Class C--Based on net assets of $9,127,164
               and 1,304,091 shares outstanding                                                        $        7.00
                                                                                                       =============
               Class D--Based on net assets of $55,955,199
               and 7,542,562 shares outstanding                                                        $        7.42
                                                                                                       =============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2001
Investment     Dividends (net of $119,020 foreign withholding tax)                                    $    1,882,088
Income:        Interest and discount earned                                                                  140,767
                                                                                                      --------------
               Total income                                                                                2,022,855
                                                                                                      --------------


Expenses:      Investment advisory fees                                     $      954,712
               Account maintenance and distribution fees--Class B                  423,413
               Transfer agent fees--Class B                                        168,515
               Custodian fees                                                      126,872
               Transfer agent fees--Class D                                        103,871
               Account maintenance fees--Class D                                    78,074
               Professional fees                                                    62,157
               Transfer agent fees--Class A                                         55,321
               Account maintenance and distribution fees--Class C                   51,919
               Printing and shareholder reports                                     44,661
               Registration fees                                                    36,394
               Directors' fees and expenses                                         28,342
               Accounting services                                                  28,291
               Transfer agent fees--Class C                                         20,361
               Pricing fees                                                          4,305
               Other                                                                 8,327
                                                                            --------------
               Total expenses                                                                              2,195,535
                                                                                                      --------------
               Investment loss--net                                                                        (172,680)
                                                                                                      --------------


Realized &     Realized gain (loss) on:
Unrealized      Investments--net                                                   479,068
Gain            Foreign currency transactions--net                               (269,866)                   209,202
(Loss) on                                                                   --------------
Investments    Change in unrealized appreciation/depreciation on:
& Foreign       Investments--net                                              (16,201,559)
Currency        Foreign currency transactions--net                                 12,773               (16,188,786)
Transactions                                                                --------------           ---------------
--Net:         Net Decrease in Net Assets Resulting from Operations                                  $  (16,152,264)
                                                                                                     ===============

See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS
                                                                              For the Six               For the
                                                                              Months Ended             Year Ended
                                                                                June 30,              December 31,
               Increase (Decrease) in Net Assets:                                 2001                    2000
Operations:    Investment loss--net                                        $     (172,680)           $   (4,334,219)
               Realized gain on investments and foreign currency
               transactions--net                                                   209,202                22,583,590
               Change in unrealized appreciation/depreciation on
               investments and foreign currency transactions--net             (16,188,786)             (157,976,854)
                                                                            --------------           ---------------
               Net decrease in net assets resulting from operations           (16,152,264)             (139,727,483)
                                                                            --------------           ---------------

Capital        Net decrease in net assets derived from
Share          capital share transactions                                     (29,184,293)              (80,962,137)
Transactions:                                                               --------------           ---------------

Net Assets:    Total decrease in net assets                                   (45,336,557)             (220,689,620)
               Beginning of period                                             211,643,144               432,332,764
                                                                            --------------            --------------
               End of period*                                               $  166,306,587            $  211,643,144
                                                                            ==============            ==============
               *Accumulated (distributions in excess of)
               investment income (loss)--net                                $    (292,067)            $    (119,387)
                                                                            ==============            ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                               Class A
                                                                 For the
The following per share data and                                   Six
ratios have been derived from information                         Months
provided in the financial statements.                             Ended
                                                                 June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2001        2000       1999        1998         1997
Per Share           Net asset value, beginning of period         $   8.25   $  13.04   $   7.24   $   8.81   $     18.09
Operating                                                        --------   --------   --------   --------   -----------
Performance:        Investment income (loss)--net++                   .02      (.07)        .02        .14           .12
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               (.80)     (4.72)       5.78     (1.57)        (7.51)
                                                                 --------   --------   --------   --------   -----------
                    Total from investment operations                (.78)     (4.79)       5.80     (1.43)        (7.39)
                                                                 --------   --------   --------   --------   -----------
                    Less dividends and distributions:
                      Investment income--net                           --         --         --      (.11)            --
                      In excess of investment
                      income--net                                      --         --         --      (.03)            --
                      Realized gain on investments
                      --net                                            --         --         --         --        (1.68)
                      In excess of realized gain on
                      investments--net                                 --         --         --         --         (.21)
                                                                 --------   --------   --------   --------   -----------
                    Total dividends and distributions                  --         --         --      (.14)        (1.89)
                                                                 --------   --------   --------   --------   -----------
                    Net asset value, end of period               $   7.47   $   8.25   $  13.04   $   7.24   $      8.81
                                                                 ========   ========   ========   ========   ===========


Total Investment    Based on net asset value
Return:**           per share                                  (9.45%)+++   (36.73%)     80.11%   (16.22%)      (40.77%)
                                                                =========   ========   ========   ========   ===========


Ratios to Average   Expenses                                       1.69%*      1.54%      1.49%      1.46%         1.35%
Net Assets:                                                      ========   ========   ========   ========   ===========
                    Investment income (loss)--net                   .42%*     (.65%)       .19%      1.78%          .73%
                                                                 ========   ========   ========   ========   ===========


Supplemental        Net assets, end of period
Data:               (in thousands)                               $ 30,423   $ 36,485   $ 34,211   $ 13,961    $   14,431
                                                                 ========   ========   ========   ========   ===========
                    Portfolio turnover                             41.96%     66.85%     88.37%     99.85%        21.11%
                                                                 ========   ========   ========   ========   ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2001

FINANCIAL HIGHLIGHTS (continued)
                                                                                               Class B
                                                                 For the
The following per share data and                                   Six
ratios have been derived from information                         Months
provided in the financial statements.                             Ended
                                                                 June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2001        2000       1999        1998         1997
Per Share           Net asset value, beginning of period         $   7.89   $  12.61   $   7.07   $   8.58    $    17.89
Operating                                                        --------   --------   --------   --------   -----------
Performance:        Investment income (loss)--net++                 (.02)      (.17)      (.07)        .06         (.04)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               (.77)     (4.55)       5.61     (1.52)        (7.38)
                                                                 --------   --------   --------   --------   -----------
                    Total from investment operations                (.79)     (4.72)       5.54     (1.46)        (7.42)
                                                                 --------   --------   --------   --------   -----------
                    Less dividends and distributions:
                      Investment income--net                           --         --         --      (.04)            --
                      In excess of investment
                      income--net                                      --         --         --      (.01)            --
                      Realized gain on investments
                      --net                                            --         --         --         --        (1.68)
                      In excess of realized gain on
                      investments--net                                 --         --         --         --         (.21)
                                                                 --------   --------   --------   --------   -----------
                    Total dividends and distributions                  --         --         --      (.05)        (1.89)
                                                                 --------   --------   --------   --------   -----------
                    Net asset value, end of period               $   7.10   $   7.89   $  12.61   $   7.07    $     8.58
                                                                 ========   ========   ========   ========   ===========


Total Investment    Based on net asset value per share        (10.01%)+++   (37.43%)     78.36%   (17.06%)      (41.40%)
Return:**                                                      ==========   ========   ========   ========   ===========


Ratios to Average   Expenses                                       2.75%*      2.51%      2.58%      2.54%         2.39%
Net Assets:                                                      ========   ========   ========   ========   ===========
                    Investment income (loss)--net                 (.65%)*    (1.58%)     (.82%)       .73%        (.26%)
                                                                 ========   ========   ========   ========   ===========


Supplemental        Net assets, end of period
Data:               (in thousands)                               $ 70,802   $ 99,097   $278,334   $206,809    $  374,914
                                                                 ========   ========   ========   ========   ===========
                    Portfolio turnover                             41.96%     66.85%     88.37%     99.85%        21.11%
                                                                 ========   ========   ========   ========   ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)
                                                                                               Class C

                                                                 For the
The following per share data and                                   Six
ratios have been derived from information                         Months
provided in the financial statements.                             Ended
                                                                 June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2001        2000       1999        1998         1997
                                                                 c>
Per Share           Net asset value, beginning of period         $   7.77   $  12.42   $   6.97   $   8.46    $    17.68
Operating                                                        --------   --------   --------   --------   -----------
Performance:        Investment income (loss)--net++                 (.02)      (.17)      (.07)        .06         (.04)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               (.75)     (4.48)       5.52     (1.50)        (7.29)
                                                                 --------   --------   --------   --------   -----------
                    Total from investment operations                (.77)     (4.65)       5.45     (1.44)        (7.33)
                                                                 --------   --------   --------   --------   -----------
                    Less dividends and distributions:
                      Investment income--net                           --         --         --      (.04)            --
                      In excess of investment
                      income--net                                      --         --         --      (.01)            --
                      Realized gain on investments
                      --net                                            --         --         --         --        (1.68)
                      In excess of realized gain on
                      investments--net                                 --         --         --         --         (.21)
                                                                 --------   --------   --------   --------   -----------
                    Total dividends and distributions                  --         --         --      (.05)        (1.89)
                                                                 --------   --------   --------   --------   -----------
                    Net asset value, end of period               $   7.00   $   7.77   $  12.42   $   6.97    $     8.46
                                                                 ========   ========   ========   ========   ===========


Total Investment    Based on net asset value per share         (9.91%)+++   (37.44%)     78.19%   (17.05%)      (41.38%)
Return:**                                                       =========   ========   ========   ========   ===========


Ratios to Average   Expenses                                       2.75%*      2.53%      2.56%      2.54%         2.41%
Net Assets:                                                      ========   ========   ========   ========   ===========
                    Investment income (loss)--net                 (.62%)*    (1.60%)     (.85%)       .75%        (.28%)
                                                                 ========   ========   ========   ========   ===========


Supplemental        Net assets, end of period
Data:               (in thousands)                               $  9,127   $ 12,015   $ 26,436   $ 15,431    $   22,111
                                                                 ========   ========   ========   ========   ===========
                    Portfolio turnover                             41.96%     66.85%     88.37%     99.85%        21.11%
                                                                 ========   ========   ========   ========   ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2001
FINANCIAL HIGHLIGHTS (concluded)
                                                                                               Class D
                                                                 For the
The following per share data and                                   Six
ratios have been derived from information                         Months
provided in the financial statements.                             Ended
                                                                 June 30,            For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                            2001        2000       1999        1998         1997
Per Share           Net asset value, beginning of period         $   8.20   $  13.01   $   7.24   $   8.80    $    18.11
Operating                                                        --------   --------   --------   --------   -----------
Performance:        Investment income (loss)--net++                   .01      (.09)     --++++        .11           .09
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                               (.79)     (4.72)       5.77     (1.55)        (7.51)
                                                                 --------   --------   --------   --------   -----------
                    Total from investment operations                (.78)     (4.81)       5.77     (1.44)        (7.42)
                                                                 --------   --------   --------   --------   -----------
                    Less dividends and distributions:
                      Investment income--net                           --         --         --      (.09)            --
                      In excess of investment
                      income--net                                      --         --         --      (.03)            --
                      Realized gain on investments
                      --net                                            --         --         --         --        (1.68)
                      In excess of realized gain on
                      investments--net                                 --         --         --         --         (.21)
                                                                 --------   --------   --------   --------   -----------
                    Total dividends and distributions                  --         --         --      (.12)        (1.89)
                                                                 --------   --------   --------   --------   -----------
                    Net asset value, end of period               $   7.42   $   8.20   $  13.01   $   7.24    $     8.80
                                                                 ========   ========   ========   ========   ===========


Total Investment    Based on net asset value per share         (9.51%)+++   (36.97%)     79.70%   (16.38%)      (40.89%)
Return:**                                                       =========   ========   ========   ========   ===========


Ratios to Average   Expenses                                       1.94%*      1.76%      1.77%      1.72%         1.61%
Net Assets:                                                       ========   ========   ========   ========   ===========
                    Investment income (loss)--net                   .21%*     (.83%)     (.02%)      1.48%          .53%
                                                                 ========   ========   ========   ========   ===========


Supplemental        Net assets, end of period
Data:               (in thousands)                               $ 55,955   $ 64,046   $ 93,352   $ 64,031    $  115,318
                                                                 ========   ========   ========   ========   ===========
                    Portfolio turnover                             41.96%     66.85%     88.37%     99.85%        21.11%
                                                                 ========   ========   ========   ========   ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Dragon Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Dragon Fund, Inc., June 30, 2001

NOTES TO FINANCIAL STATEMENTS (continued)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accord-ance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
                                 Account      Distribution
                             Maintenance Fee      Fee

Class B                              .25%       .75%
Class C                              .25%       .75%
Class D                              .25%        --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2001, FAMD earned under-writing discounts and direct commissions, and MLPF&S earned dealer
concessions on sales of the Fund's Class A and Class D Shares as follows:
                                     FAMD      MLPF&S

Class A                              $ 53      $  507
Class D                              $313      $3,573

For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $64,482 and $2,514 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $136,396 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund remibursed MLIM an aggregate of $4,745 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $77,643,833 and $98,612,643, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized losses as of June 30, 2001 were as follows:


                                       Realized
                                        Gains          Unrealized
                                       (Losses)          Losses

Long-term investments               $    479,086    $ (2,558,018)
Short-term investments                      (18)               --
Foreign currency transactions          (269,866)        (121,682)
                                    ------------    -------------
Total                               $    209,202    $ (2,679,700)
                                    ============    =============

As of June 30, 2001 net unrealized depreciation for Federal income tax purposes aggregated $2,558,018, of which $20,650,284 related to appreciated securities and $23,208,302 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $168,169,326.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $29,184,293 and $80,962,137 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                           16,242,917    $ 130,611,365
Shares redeemed                     (16,594,319)    (135,248,662)
                                    ------------   --------------
Net decrease                           (351,402)   $  (4,637,297)
                                    ============   ==============


Merrill Lynch Dragon Fund, Inc., June 30, 2001
NOTES TO FINANCIAL STATEMENTS (concluded)

Class A Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                           24,931,012    $ 257,702,892
Shares issued resulting from
reorganization                         2,810,747       30,606,287
                                    ------------    -------------
Total issued                          27,741,759      288,309,179
Shares redeemed                     (25,940,920)    (270,174,698)
                                    ------------    -------------
Net increase                           1,800,839    $  18,134,481
                                    ============    =============


Class B Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                            1,807,238    $  13,746,896
Shares redeemed                      (3,608,402)     (27,795,717)
Automatic conversion of shares         (797,923)      (6,437,324)
                                    ------------   --------------
Net decrease                         (2,599,087)   $ (20,486,145)
                                    ============   ==============

Class B Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            3,341,707    $  35,283,087
Shares issued resulting from
reorganization                           659,140        6,907,384
                                    ------------    -------------
Total issued                           4,000,847       42,190,471
Shares redeemed                      (9,662,085)    (101,545,834)
Automatic conversion of shares       (3,851,308)     (41,760,004)
                                    ------------   --------------
Net decrease                         (9,512,546)   $(101,115,367)
                                    ============   ==============

Class C Shares for the Six Months                        Dollar
Ended June 30, 2001                     Shares           Amount

Shares sold                            1,846,991    $  13,628,859
Shares redeemed                      (2,089,367)     (15,784,006)
                                    ------------   --------------
Net decrease                           (242,376)   $  (2,155,147)
                                    ============   ==============

Class C Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                            2,246,267    $  22,378,154
Shares issued resulting from
reorganization                           196,010        2,023,083
                                    ------------    -------------
Total issued                           2,442,277       24,401,237
Shares redeemed                      (3,024,836)     (30,332,212)
                                    ------------   --------------
Net decrease                           (582,559)   $  (5,930,975)
                                    ============   ==============


Class D Shares for the Six Months                          Dollar
Ended June 30, 2001                       Shares           Amount

Shares sold                              757,551   $    5,803,589
Automatic conversion of shares           766,696        6,437,324
                                    ------------   --------------
Total issued                           1,524,247       12,240,913
Shares redeemed                      (1,790,102)     (14,146,617)
                                    ------------   --------------
Net decrease                           (265,855)   $  (1,905,704)
                                    ============   ==============

Class D Shares for the Year                              Dollar
Ended December 31, 2000                 Shares           Amount

Shares sold                              453,031   $    5,020,521
Automatic conversion of shares         3,718,455       41,760,004
Shares issued resulting from
reorganization                           161,747        1,754,023
                                    ------------   --------------
Total issued                           4,333,233       48,534,548
Shares redeemed                      (3,702,235)     (40,584,824)
                                    ------------   --------------
Net increase                             630,998   $    7,949,724
                                    ============   ==============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.


6. Capital Loss Carryforward:
On December 31, 2000, the Fund had a net capital loss carryforward of approximately $147,613,000, of which $10,951,000 expires in 2004, $2,582,000 expires in 2005 and $134,080,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.


7. Security Loans:
At June 30, 2001, the Fund held collateral having an aggregate value of approximately $3,474,000 as collateral for portfolio securities loaned having a market value of approximately $3,317,000.



PORTFOLIO INFORMATION

Investments
As of 6/30/01


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Hutchison Whampoa Limited                          4.9%
Samsung Electronics                                4.4
China Mobile (Hong Kong) Limited                   4.1
Pohang Iron & Steel Company Ltd. (ADR)             3.1
Cheung Kong (Holdings) Ltd.                        2.8
Taiwan Semiconductor Manufacturing Company         2.6
Sun Hung Kai Properties Ltd.                       2.5
China Mobile (Hong Kong) Limited (ADR)             2.4
Oversea-Chinese Banking Corporation Ltd.           2.4
Korea Telecom Corporation (ADR)                    2.4


                                               Percent of
Ten Largest Industries                         Net Assets

Wireless Telecommunication Services               12.6%
Semiconductor Equipment & Products                12.0
Banks                                             10.8
Real Estate                                        9.3
Industrial Conglomerates                           4.9
Metals & Mining                                    4.1
Electric Utilities                                 3.8
Diversified Telecommunication Services             3.4
Oil & Gas                                          3.3
Electronic Equipment & Instruments                 3.1



Merrill Lynch Dragon Fund, Inc., June 30, 2001

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Louis J. Mendes III, Senior Vice President and
  Co-Portfolio Manager
A. Grace Pineda, Senior Vice President and
  Co-Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863